UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Cartica Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED SEPTEMBER 16, 2025

LETTER TO SHAREHOLDERS OF CARTICA ACQUISITION CORP

c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

11th Floor
New York, NY10105

Dear Shareholders of Cartica Acquisition Corp:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Special Meeting”) of Cartica Acquisition Corp, a Cayman Islands exempted company (“we,” “Cartica” or the “Company”), which will be held on Friday, October 3, 2025, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you.

Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You will not be required to attend the Special Meeting in person in order to vote. You will be able to vote your shares online by visiting [ • ].

The accompanying notice of the Special Meeting and proxy statement describe the business Cartica will conduct at the Special Meeting (unless Cartica determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement) and provide information about Cartica that you should consider when you vote your shares. As set forth in the accompanying proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Fourth Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Cartica has to consummate a business combination be extended (the “Fourth Charter Extension”) from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Fourth Charter Extension Date”) and that the Amended and Restated Memorandum of Association and Articles of Association of Cartica, as amended (the “Charter”), be amended as set out in Annex A to the accompanying proxy statement (the “Fourth Extension Amendment Proposal”);

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, shareholders will have the opportunity to present questions to the members of the Company’s management (the “Management”) at the Special Meeting regarding the (i) financial statements of the Company for the fiscal year ended December 31, 2024 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “2024 Annual Report”) and (ii) Company’s current affairs.

The Charter initially provided that Cartica had until July 7, 2023 to complete its initial business combination, subject to up to two three-month extensions (for a total of up to 24 months to complete a business combination), upon the request of Cartica’s sponsor, Cartica Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”), and subject to the Sponsor depositing additional funds into the Company’s Trust Account (as defined herein).

On June 30, 2023, Cartica held an extraordinary general meeting in lieu of an annual general meeting of shareholders, at which our shareholders approved, among other things, extending the date by which Cartica must consummate a business combination from July 7, 2023 (which was 18 months from the closing of the initial public offering) to April 7, 2024 (the “First Extension”).

On April 3, 2024, Cartica held another extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders, at which our shareholders approved the proposal to amend its amended and restated memorandum and articles of association, as amended, to extend the date by which Cartica must consummate a business combination from April 7, 2024 to January 7, 2025 (the “Second Extension”).

On June 24, 2024, Cartica entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”) (the “Nidar Business Combination”). Nidar is a data center provider for artificial intelligence and high-performance compute in India. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement, (a) Merger Sub will merge with and into Cartica (the “First Merger”), with Cartica surviving the First Merger as a direct, wholly owned subsidiary of Nidar (Cartica as the surviving entity of the First Merger, the “Surviving Entity”) and the shareholders of Cartica becoming shareholders of Nidar; and (b) Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar as the surviving entity of the Second Merger. As a result of the Nidar Business Combination, Nidar will continue as the parent/public company. For more information about the Nidar Business Combination, see Cartica’s Current Report on Form 8-K filed with the SEC on June 24, 2024, as well as the Registration Statement on Form F-4 filed by Nidar with the SEC on November 13, 2024 in connection with the Nidar Business Combination, as amended from time to time.

On December 31, 2024, Cartica, Nidar and Merger Sub entered into an amendment to the Business Combination Agreement (the “Amendment”) to reflect the delisting of our securities from trading on Nasdaq and extend the Termination Date (as defined in the Business Combination Agreement) to January 7, 2026. For more information about the Amendment, see Cartica’s Current Report on Form 8-K filed with the SEC on January 2, 2025.

On January 3, 2025, Cartica held another extraordinary general meeting of shareholders at which Cartica’s shareholders approved the proposals to (i) amend the Charter to extend the date by which the Company has to consummate a business combination from January 7, 2025 to October 7, 2025 and (ii) remove the provision from the Charter providing that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

While the parties to the Business Combination Agreement continue to comply with their obligations to complete the Nidar Business Combination as soon as practicable, the Board currently believes that there will not be sufficient time before October 7, 2025 to consummate the Nidar Business Combination on the timeline contemplated by the Business Combination Agreement. Therefore, the Board has determined that it is in the best interests of Cartica’s shareholders to extend the date by which Cartica has to consummate an initial business combination to the Fourth Charter Extension Date to provide Cartica more time to complete the Nidar Business Combination, as well as to provide additional flexibility to wind up its operations prior to the Fourth Charter Extension Date.

Cartica intends to hold another shareholders’ meeting prior to the Fourth Charter Extension Date in order to seek shareholder approval of the Nidar Business Combination.

As contemplated by the Charter, the holders of Cartica’s Class A ordinary shares, par value of $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Cartica’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Fourth Charter Extension is approved, regardless of how such public shareholders vote in regard to the Fourth Extension Amendment Proposal.

As of [ • ], 2025 the redemption price per share was approximately $[ • ] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[ • ] million as of [ • ], 2025 (including interest not previously released to Cartica to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTCID Basic Market on [ • ], 2025 was $[ • ] per share. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[ • ] less per share than if the shares were sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete the Nidar Business Combination on or before October 7, 2025.

If the Fourth Extension Amendment Proposal is approved, the Sponsor and/or its designees will contribute to Cartica as a loan (the “Contributions”) $[ • ] per Public Share that is not redeemed for each month (commencing on October 8, 2025 and on the 7th day of each subsequent month) until February 7, 2026 or portion thereof (such extended period, the “Extension Period”), that is needed to complete the Nidar Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Charter Extension and the length of the Extension Period that will be needed to complete the Nidar Business Combination. For example, if Cartica takes until February 7, 2026 to complete the Nidar Business Combination, the Sponsor and/or its designees would make aggregate Contributions of approximately $[ • ] for each Public Share that is not redeemed.

Any Contribution is conditioned upon the approval of the Fourth Charter Extension. No Contribution will occur if the Fourth Charter Extension is not approved. The amount of each Contribution will not bear interest and will be repayable by Cartica to the Sponsor or its designees upon consummation of its initial business combination. Cartica will have the sole discretion whether to continue extending for additional months until February 7, 2026. If Cartica opts not to utilize any remaining portion of the Extension Period, then Cartica will liquidate and dissolve promptly in accordance with its Charter, and its Sponsor’s obligation to make additional Contributions will terminate.

If the Fourth Extension Amendment Proposal is not approved and the Nidar Business Combination is not completed on or before October 7, 2025, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Fourth Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value of $0.0001 per share (the “Class B Ordinary Shares,” collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Fourth Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on September 3, 2025 (the “Record Date”) as the date for determining Cartica’s shareholders entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any postponement or adjournment thereof.

In June 2023, the Sponsor converted on a one-for-one basis 4,750,000 Class B Ordinary Shares that were issued prior to our initial public offering into 4,750,000 Class A Ordinary Shares (the “Founder Conversion”), and following the Founder Conversion, the Sponsor owns 700,000 Class B Ordinary Shares and the former directors of Cartica own an aggregate of 300,000 Class B Ordinary Shares. The 4,750,000 Class A Ordinary Shares that were issued to the Sponsor in connection with the Founder Conversion and the 1,000,000 Class B Ordinary Shares owned by the Sponsor and former directors of Cartica are collectively referred to herein as the “Founder Shares.” The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

You are not being asked to vote on the Nidar Business Combination at this time. If the Fourth Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when the Nidar Business Combination or another initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Fourth Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the Nidar Business Combination or another initial business combination before the Fourth Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders the Fourth Extension Amendment Proposal. In the event the Special Meeting is cancelled and Cartica does not complete the Nidar Business Combination on or prior to October 7, 2025, Cartica will dissolve and liquidate in accordance with its Charter.

After careful consideration of all relevant factors, the Board has determined that the Fourth Extension Amendment Proposal, Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Cartica and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Cartica urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including about the 2024 Annual Report, to the Management at the Special Meeting.

By Order of the Board of Directors of
Cartica Acquisition Corp

Suresh Guduru
Chief Executive Officer and Chairman of the Board
[ • ], 2025

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. The approval of the Fourth Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, who, being present and entitled to do so, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether the Fourth Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on October 3, 2025: The Notice of Meeting, the 2024 Annual Report and the accompanying proxy statement are available at [ • ].

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

IN LIEU OF AN ANNUAL GENERAL MEETING OF

CARTICA ACQUISITION CORP

To the Shareholders of Cartica Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Special Meeting”) of Cartica Acquisition Corp, a Cayman Islands exempted company (“we,” “Cartica” or the “Company”), will be held on Friday, October 3, 2025 at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you.

You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless Cartica determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in the accompanying proxy statement, which is dated [ • ], 2025 and is first being mailed to shareholders on or about [ • ], 2025:

1.	Proposal No. 1 — Fourth Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Cartica has to consummate a business combination be extended (the “Fourth Charter Extension”) from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Fourth Charter Extension Date”) and that the Amended and Restated Memorandum of Association and Articles of Association of Cartica, as amended (the “Charter”) be amended as set out in Annex A to the accompanying proxy statement (the “Fourth Extension Amendment Proposal”);

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

3.	Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter initially provided that Cartica had until July 7, 2023 to complete its initial business combination, subject to up to two three-month extensions (for a total of up to 24 months to complete a business combination), upon the request of Cartica’s sponsor, Cartica Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”), and subject to the Sponsor depositing additional funds into the Company’s Trust Account (as defined herein).

On June 30, 2023, Cartica held an extraordinary general meeting in lieu of an annual general meeting of shareholders, at which shareholders approved, among other things, extending the date by which Cartica must consummate a business combination from July 7, 2023 (which was 18 months from the closing of the initial public offering) to April 7, 2024 (the “First Extension”).

On April 3, 2024, Cartica held another extraordinary general meeting in lieu of an annual general meeting of shareholders, at which our shareholders approved the proposal to amend its amended and restated memorandum and articles of association, as amended, to extend the date by which we had to consummate a business combination from April 7, 2024 to January 7, 2025 (the “Second Extension”).

On June 24, 2024, Cartica entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”) (the “Nidar Business Combination”). Nidar is a data center provider for artificial intelligence and high-performance compute in India. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement, (a) Merger Sub will merge with and into Cartica (the “First Merger”), with Cartica surviving the First Merger as a direct, wholly owned subsidiary of Nidar (Cartica as the surviving entity of the First Merger, the “Surviving Entity”) and the shareholders of Cartica becoming shareholders of Nidar; and (b) Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar as the surviving entity of the Second Merger. As a result of the Nidar Business Combination, Nidar will continue as the parent/public company. For more information about the Nidar Business Combination, see Cartica’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2024, as well as the Registration Statement on Form F-4 filed by Nidar with the SEC on November 13, 2024 in connection with the Nidar Business Combination, as amended from time to time.

On December 31, 2024, Cartica, Nidar and Merger Sub entered into an amendment to the Business Combination Agreement (the “Amendment”) to reflect the delisting of our securities from trading on Nasdaq and extend the Termination Date (as defined in the Business Combination Agreement) to January 7, 2026. For more information about the Amendment, see Cartica’s Current Report on Form 8-K filed with the SEC on January 2, 2025.

On January 3, 2025, Cartica held another extraordinary general meeting of shareholders at which our shareholders approved the proposals to (i) amend the Company’s amended and restated memorandum and articles of association, as amended to extend the date by which the Company has to consummate a business combination from January 7, 2025 to October 7, 2025 and (ii) eliminate from the amended and restated memorandum and articles of associations, as amended, that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets of less than US$5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares (as defined below) irrespective of whether such redemption would exceed the Redemption Limitation.

While the parties to the Business Combination Agreement continue to comply with their obligations to complete the Nidar Business Combination as soon as practicable, the Board currently believes that there will not be sufficient time before October 7, 2025 to consummate the Nidar Business Combination on the timeline contemplated by the Business Combination Agreement. Therefore, the Board has determined that it is in the best interests of Cartica’s shareholders to extend the date by which Cartica has to consummate an initial business combination to the Fourth Charter Extension Date in order that Cartica will have more time to complete the Nidar Business Combination, as well as to provide additional flexibility to wind up its operations prior to the Fourth Charter Extension Date.

Cartica intends to hold another shareholders’ meeting prior to the Fourth Charter Extension Date in order to seek shareholder approval of the Nidar Business Combination.

As contemplated by the Charter, the holders of Cartica’s Class A ordinary shares, par value of $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Cartica’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Fourth Charter Extension is approved, regardless of how such public shareholders vote in regard to the Fourth Extension Amendment Proposal.

As of [ • ], 2025 the redemption price per share was approximately $[ • ] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[ • ] million as of [ • ], 2025 (including interest not previously released to Cartica to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTCID Basic Market on [ • ], 2025 was $[ • ] per share. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[ • ] less per share than if the shares were sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete the Nidar Business Combination on or before October 7, 2025.

If the Fourth Extension Amendment Proposal is approved, the Sponsor and/or its designees will contribute to Cartica as a loan (the “Contributions”) $[ • ] per Public Share that is not redeemed for each month (commencing on October 8, 2025 and on the 7th day of each subsequent month) until February 7, 2026 or portion thereof (such extended period, the “Extension Period”), that is needed to complete the Nidar Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Charter Extension and the length of the Extension Period that will be needed to complete the Nidar Business Combination. For example, if Cartica takes until February 7, 2026 to complete the Nidar Business Combination, the Sponsor and/or its designees would make aggregate Contributions of approximately $[ • ] for each Public Share that is not redeemed.

Any Contribution is conditioned upon the approval of the Fourth Charter Extension. No Contribution will occur if the Fourth Charter Extension is not approved. The amount of each Contribution will not bear interest and will be repayable by Cartica to the Sponsor or its designees upon consummation of its initial business combination. Cartica will have the sole discretion whether to continue extending for additional months until February 7, 2026. If Cartica opts not to utilize any remaining portion of the Extension Period, then Cartica will liquidate and dissolve promptly in accordance with its Charter, and its Sponsor’s obligation to make additional Contributions will terminate.

If the Fourth Extension Amendment Proposal is not approved and the Nidar Business Combination is not completed on or before October 7, 2025, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Fourth Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value of $0.0001 per share (the “Class B Ordinary Shares,” collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Adjournment Proposal and Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Fourth Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on September 3, 2025 (the “Record Date”) as the date for determining Cartica’s shareholders entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any postponement or adjournment thereof.

In June 2023, the Sponsor converted on a one-for-one basis 4,750,000 Class B Ordinary Shares that were issued prior to our initial public offering into 4,750,000 Class A Ordinary Shares (the “Founder Conversion”), and following the Founder Conversion, the Sponsor owns 700,000 Class B Ordinary Shares and the former directors of Cartica own an aggregate of 300,000 Class B Ordinary Shares. The 4,750,000 Class A Ordinary Shares that were issued to the Sponsor in connection with the Founder Conversion and the 1,000,000 Class B Ordinary Shares owned by the Sponsor and former directors of Cartica are collectively referred to herein as the “Founder Shares.” The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

You are not being asked to vote on the Nidar Business Combination at this time. If the Fourth Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when the Nidar Business Combination or another initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Fourth Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the Nidar Business Combination or another initial business combination before the Fourth Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders the Fourth Extension Amendment Proposal. In the event the Special Meeting is cancelled and Cartica does not complete the Nidar Business Combination on or prior to October 7, 2025, Cartica will dissolve and liquidate in accordance with its Charter.

To exercise your redemption rights, you must tender your Public Shares to Cartica’s transfer agent at least two business days prior to the Special Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were [6,098,096] issued and outstanding Class A Ordinary Shares and 1,000,000 issued and outstanding Class B Ordinary Shares. Cartica’s warrants do not have voting rights.

The accompanying proxy statement contains important information about the Special Meeting, the Fourth Extension Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Cartica urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 31, 2025 (the “2024 Annual Report”), at the Special Meeting.

By Order of the Board of Directors of
Cartica Acquisition Corp

Suresh Guduru
Chief Executive Officer and Chairman of the Board
[ • ], 2025

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Cartica’s current views with respect to, among other things, Cartica’s capital resources and results of operations. Likewise, Cartica’s financial statements and all of Cartica’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Cartica’s ability to complete the Nidar Business Combination;

•	the anticipated benefits of the Nidar Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Cartica; and

•	the use of funds not held in the Trust Account or available to Cartica from interest income on the Trust Account balance.

While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Cartica’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Cartica’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 and in other reports Cartica files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Cartica shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on October 3, 2025, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you.

Q:	Why am I receiving this proxy statement?

A:	Cartica is a blank check company incorporated as a Cayman Islands exempted company on February 3, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On January 7, 2022, Cartica consummated its initial public offering of 23,000,000 units, each consisting of one Class A Ordinary Share and one redeemable warrant to purchase one-half (1/2) of one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, Cartica consummated the private placement of an aggregate of 15,900,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $15,900,000. The initial public offering and the private placement generated an aggregate amount of gross proceeds of $245,900,000 to Cartica.

Like most blank check companies, Cartica’s Charter provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination(s) consummated originally on or before July 7, 2023.

On June 30, 2023, Cartica held an extraordinary general meeting in lieu of an annual general meeting at which its shareholders approved, among other things, the First Extension.

On April 3, 2024, Cartica held another extraordinary general meeting in lieu of an annual general meeting of shareholders at which its shareholders approved, among other things, the Second Extension.

On June 24, 2024, Cartica entered into the Business Combination Agreement, by and among Cartica, Nidar, and the Merger Sub. Nidar is a data center provider for artificial intelligence and high-performance compute in India Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement, Merger Sub will merge with and into Cartica, with Cartica continuing as the Surviving Entity, followed by the merger of the Surviving Entity with and into Nidar, with Nidar continuing as the surviving company. As a result of the Nidar Business Combination, Nidar will continue as the parent/public company. For more information about the Nidar Business Combination, see Cartica’s Current Report on Form 8-K filed with the SEC on June 24, 2024, as well as the Registration Statement on Form F-4 filed by Nidar with the SEC on November 13, 2024, as amended, in connection with the Nidar Business Combination.

On December 31, 2024, Cartica, Nidar and Merger Sub entered into an amendment to the Business Combination Agreement (the “Amendment”) to reflect the delisting of our securities from trading on Nasdaq and extend the Termination Date (as defined in the Business Combination Agreement) to January 7, 2026. For more information about the Amendment, see Cartica’s Current Report on Form 8-K filed with the SEC on January 2, 2025.

On January 3, 2025, Cartica held another extraordinary general meeting of shareholders at which our shareholders approved the proposals to (i) amend the Charter to extend the date by which the Company has to consummate a business combination from January 7, 2025 to October 7, 2025 and (ii) remove the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

While the parties to the Business Combination Agreement continue to comply with their obligations to complete the Nidar Business Combination as soon as practicable, Cartica’s Board currently believes that there will not be sufficient time before October 7, 2025 to consummate the Nidar Business Combination on the timeline contemplated by the Business Combination Agreement. Therefore, the Board has determined that it is in the best interests of Cartica’s shareholders to extend the date by which Cartica has to consummate an initial business combination to the Fourth Charter Extension Date to provide Cartica more time to complete the Nidar Business Combination, as well as to provide additional flexibility to wind up its operations prior to the Fourth Charter Extension Date.

Q:	Why do we need to hold an annual general meeting?

A:	The Special Meeting is also being held as an annual general meeting to provide you an opportunity to present questions to the Management, including regarding the 2024 Annual Report.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you. The Special Meeting will start at 10:00 a.m. Eastern Time, on October 3, 2025.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Cartica shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Fourth Extension Amendment Proposal — To approve, by way of special resolution, the Fourth Extension and that the Charter be amended as set out in Annex A attached to this proxy statement;

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of CBIZ to serve as our independent registered public accounting firm for the year ending December 31, 2025; and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal.

Q:	Why is Cartica proposing the Fourth Extension Amendment Proposal and the Adjournment Proposal?

A:	Cartica’s Charter provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination consummated on or before October 7, 2025. The purpose of the Fourth Extension Amendment Proposal is to allow Cartica additional time to complete the Nidar Business Combination.

Without the Fourth Charter Extension, Cartica believes that it will not be able to complete the Nidar Business Combination on or before October 7, 2025. If that were to occur, Cartica would be forced to liquidate.

If the Fourth Extension Amendment Proposal is not approved based on tabulated votes, Cartica may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fourth Charter Extension. If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders any of the proposals. In the event the Special Meeting is cancelled, and Cartica does not complete the Nidar Business Combination on or prior to October 7, 2025, Cartica will dissolve and liquidate in accordance with its Charter.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:	The approval of the Fourth Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

A Cartica shareholder who attends the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such Cartica shareholder will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Fourth Extension Amendment Proposal, Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Fourth Extension Amendment Proposal or the Adjournment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:	Why should I vote “FOR” the Fourth Extension Amendment Proposal?

A:	Cartica believes shareholders will benefit from Cartica consummating the Nidar Business Combination and is proposing the Fourth Extension Amendment Proposal to extend the date by which Cartica has to complete a business combination until the Fourth Charter Extension Date. Without the Fourth Charter Extension, Cartica believes that it will not be able to complete the Nidar Business Combination on or before October 7, 2025. If that were to occur, Cartica would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How will the Sponsor and Cartica’s directors and officers vote?

A:	The Sponsor and Cartica’s directors and officers have advised Cartica that they intend to vote any Ordinary Shares over which they have voting control in favor of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Fourth Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares or membership interests in the Sponsor pursuant to such arrangements.

Holders of Founder Shares, including the Sponsor and Cartica’s directors and officers and their respective affiliates, are not entitled to redeem any Founder Shares held by them in connection with the Fourth Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 700,000 Class B Ordinary Shares and 4,750,000 Class A Ordinary Shares, representing approximately 76.78% of Cartica’s issued and outstanding Ordinary Shares.

Q:	What if I do not want to vote “FOR” the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:	If you do not want the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Fourth Extension Amendment Proposal, the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Special Meeting in person or by proxy, or if you do attend the Special Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Special Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes.

If the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Cartica does not currently anticipate seeking any further extension to consummate the Nidar Business Combination or another initial business combination beyond the Fourth Charter Extension Date.

Q:	What happens if the Fourth Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Fourth Extension Amendment Proposal, Cartica may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fourth Charter Extension.

If the Fourth Extension Amendment Proposal is not approved at the Special Meeting or at any postponement or adjournment thereof, the Nidar Business Combination is not completed on or before October 7, 2025, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Founder Shares, including the Sponsor and the officers and directors of Cartica, waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Cartica’s warrants, which will expire worthless in the event Cartica dissolves and liquidates the Trust Account.

Q:	If the Fourth Extension Amendment Proposal is approved, what happens next?

A:	If the Fourth Extension Amendment Proposal is approved, Cartica will continue to attempt to consummate the Nidar Business Combination until the Fourth Charter Extension Date. Cartica will file the special resolution approving the Fourth Extension Amendment Proposal and the amendment to the Charter as set out in Annex A hereto with the Registrar of Companies of the Cayman Islands and will continue its efforts to obtain approval of the Nidar Business Combination at an extraordinary general meeting and consummate the closing of the Nidar Business Combination on or before the Fourth Charter Extension Date.

If the Fourth Extension Amendment Proposal is approved, the Sponsor and/or its designees will contribute to Cartica as a loan $[ • ] per Public Share that is not redeemed for each month (commencing on October 8, 2025 and on the 7th day of each subsequent month) until February 7, 2026 or portion thereof. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Charter Extension and the length of the Extension Period that will be needed to complete the Nidar Business Combination. For example, if Cartica takes until February 7, 2026 to complete the Nidar Business Combination, the Sponsor and/or its designees would make aggregate Contributions of approximately $[ • ] for each Public Share that is not redeemed.

Any Contribution is conditioned upon the approval of the Fourth Charter Extension. No Contribution will occur if the Fourth Charter Extension is not approved. The amount of each Contribution will not bear interest and will be repayable by Cartica to the Sponsor or its designees upon consummation of its initial business combination. Cartica will have the sole discretion whether to continue extending for additional months until February 7, 2026. If Cartica opts not to utilize any remaining portion of the Extension Period, then Cartica will liquidate and dissolve promptly in accordance with its Charter, and its Sponsor’s obligation to make additional Contributions will terminate.

If the Fourth Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Cartica held by Cartica’s officers, directors, the Sponsor and its affiliates.

Q:	If I vote for or against the Fourth Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Fourth Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Cartica on the Fourth Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Fourth Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, and potentially less cash.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•	sending a later-dated, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY10105, Attn: Chief Executive Officer, so that it is received by Cartica’s Chief Executive Officer on or before the Special Meeting; or

•	attending and voting during the Special Meeting.

	•	You also may revoke your proxy by sending a notice of revocation to Cartica’s Chief Executive Officer, which must be received by Cartica’s Chief Executive Officer on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Fourth Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by the holders of Ordinary Shares, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Fourth Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Cartica believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Fourth Extension Amendment Proposal or the Adjournment Proposal.

Q:	What constitutes a quorum at the Special Meeting?

A:	The holders of a majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. Holders of Founder Shares, including the Sponsor, who beneficially owns approximately 76.78% of Cartica’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, no Public Shares would be required to be present at the Special Meeting to achieve a quorum.

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on September 3, 2025, the Record Date for the Special Meeting, you may vote with respect to the proposal yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 12:00 p.m. Eastern Time, on October 1, 2025.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:	Does the Board recommend voting “FOR” the approval of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Fourth Extension Amendment Proposal, the Board has determined that the Fourth Extension Amendment Proposal is in the best interests of Cartica and its shareholders. The Board recommends that Cartica’s shareholders vote “FOR” the Fourth Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Cartica and its shareholders and recommends that Cartica’s shareholders vote “FOR” the Auditor Ratification Proposal and the Adjournment Proposal.

Q:	What interests do Cartica’s directors and officers have in the approval of the Fourth Extension Amendment Proposal?

A:	Cartica’s directors and officers have interests in the Fourth Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the Founder Shares and Private Placement Warrants. See the section entitled “Special Meeting of Cartica Shareholders - Interests of the Sponsor and Cartica’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Fourth Extension Amendment Proposal?

A:	No. There are no appraisal rights available to Cartica’s shareholders in connection with the Fourth Extension Amendment Proposal.

Q:	If I am a holder of Public Warrants (defined below), can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of warrants issued in connection with Cartica’s initial public offering which are exercisable for one-half (1/2) of one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Fourth Extension Amendment Proposal and contingent upon the approval of the Fourth Charter Extension, Cartica’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated January 6, 2022, filed in connection with Cartica’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on October 1, 2025 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Cartica shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Cartica’s understanding that Cartica shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Cartica does not have any control over this process and it may take longer than two weeks. Cartica shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Cartica shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Fourth Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Fourth Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:	Cartica will pay the cost of soliciting proxies for the Special Meeting. Cartica has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. Cartica will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Cartica may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

11th Floor
New York, NY10105
Attention: Suresh Guduru
Tel: (202) 741-3677
Email: sguduru@carticaspac.com

You may also contact the proxy solicitor for Cartica at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, Cartica shareholders must make your request for information no later than September 26, 2025. You may also obtain additional information about Cartica from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on October 1, 2025 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the 2024 Annual Report and the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025 and August 14, 2025 and in the other reports we file with the SEC before making a decision to invest in the Company’s securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Nasdaq has delisted our securities from trading on Nasdaq, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

On June 4, 2025, a Form 25-NSE was filed with the SEC, which removed the Company’s securities from listing and registration on Nasdaq. Under Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Since the Company failed to complete its initial business combination by January 6, 2025, Nasdaq concluded that the Company did not comply with Rule IM-5101-2 and that the Company’s securities are now delisted.

Trading of the Company’s securities on the OTCID Basic Market commenced on January 13, 2025. The delisting from Nasdaq and the commencement of trading on the OTCID Basic Market does not affect the Nidar Business Combination, as both parties continue to work to effectuate the completion of that Business Combination.

The delisting of the Company’s securities by Nasdaq could adversely affect the trading market for its securities, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of its securities and the Company’s ability to raise additional capital.

Moreover, the Company can provide no assurance that trading in its securities will continue over the counter or otherwise. As a result of the delisting, the Company could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;

•	reduced liquidity with respect to its securities;

•	a determination that its Ordinary Shares are “penny stock”, which will require brokers trading in its Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for Ordinary Shares;

•	a limited amount of news and analyst coverage for the Company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Currently the Company’s securities are not eligible for proprietary broker-dealer quotations. All quotes will reflect unsolicited customer orders and, as a result, the Company expects any trading to involve a higher risk of wider spreads, increased volatility, and price dislocations and a general illiquid trading environment. Proprietary broker-dealer quotations may not commence until an initial review by a broker-dealer under the SEC’s Rule 15c2-11 which would enable brokers to publish competing quotes and provide continuous market making. No assurance can be provided that a liquid trading market will develop even if market makers begin proprietary quotations and thus the Company expects investors will experience difficulty in trading its securities.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because the Company’s securities have been delisted, the Company’s securities would not be covered securities and we would be subject to regulation in each state in which the Company offers its securities. This state level regulation introduces additional compliance requirements for brokers to consider making markets in the Company’s securities and will further negatively impact any trading liquidity in the Company’s securities.

The Sponsor, directors and officers own a substantial number of shares of our Ordinary Shares and can approve the Fourth Extension Amendment Proposal without the vote of other shareholders.

The Sponsor currently owns approximately 76.78% of the outstanding Ordinary Shares entitled to vote at the Special Meeting and plans to vote all of Ordinary Shares it owns in favor of the Fourth Extension Amendment Proposal. Assuming that the Sponsor votes all its Ordinary Shares at the Special Meeting, the Fourth Extension Amendment Proposal can be approved at the Special Meeting even if none of the public shareholders approve the Fourth Extension Amendment Proposal.

There are no assurances that the Fourth Charter Extension will enable the Company to complete a business combination.

Approving the Fourth Charter Extension involves a number of risks. Even if the Fourth Charter Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Fourth Charter Extension Date. The Company’s ability to consummate the Nidar Business Combination is dependent on a variety of factors, many of which are beyond the Company’s control.

The Company is required to offer shareholders the opportunity to redeem shares in connection with the Fourth Extension Amendment Proposal, and the Company will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Nidar Business Combination. Even if the Fourth Charter Extension or the Nidar Business Combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate the Nidar Business Combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Fourth Charter Extension and the Nidar Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of Ordinary Shares on the open market. The price of Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Ordinary Shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including the Company’s ability to complete the Nidar Business Combination.

The Company is subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, the Company is required to comply with certain SEC and potentially other legal and regulatory requirements, and the consummation of the Nidar Business Combination is contingent upon the Company’s and Nidar’s ability to comply with certain laws, regulations, interpretations and applications and the post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on the Company’s business, including the Company’s ability to complete the Nidar Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on the Company’s business, including the Company’s ability to complete the Nidar Business Combination.

On January 24, 2024, the SEC adopted a series of new rules relating to SPACs (the “SPAC Rules”) requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and SPAC initial business combinations (“de-SPAC transactions”); (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC transaction registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to complete the Nidar Business Combination and may constrain the circumstances under which the Company could complete the Nidar Business Combination.

If the Company is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete the Nidar Business Combination.

As described above, the SEC’s adopting release with respect to the SPAC Rules provided guidance describing the extent to which SPACs could become subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances. The Company can give no assurance that a claim will not be made that the Company has been operating as an unregistered investment company.

If the Company is deemed to be an investment company under the Investment Company Act, the Company’s activities may be restricted, including:

•	restrictions on the nature of the Company’s investments, if any; and

•	restrictions on the issuance of securities, each of which may make it difficult for the Company to complete the Nidar Business Combination.

In addition, burdensome requirements may be imposed on the Company, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless the Company can qualify for an exclusion, it must ensure that it is engaged primarily in a business other than investing, reinvesting or trading in securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. The Company is mindful of the SEC’s investment company definition and guidance and has identified the Nidar Business Combination as an appropriate business combination because Nidar is an operating business, and not an investment company.

The Company does not believe that its business activities will subject it to the Investment Company Act. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, in January 2024, the Company instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation.

However, if the Company is deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, it would be subject to additional regulatory burdens and expenses for which it has not allotted funds. As a result, unless the Company is able to modify its activities so that it would not be deemed an investment company, it may abandon its efforts to complete a business combination and instead liquidate the Company. The Company’s public shareholders may receive only approximately $[ • ] per share on the liquidation of our Trust Account (as of [ • ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) and the Company’s warrants will expire worthless.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, a limited liability company formed in the state of Delaware, is not controlled by, and does not have substantial ties with, any non-U.S. persons. Nidar and Merger Sub are both Cayman Island exempted companies.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $[ • ] per public share (as of [ • ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE SPECIAL MEETING

This proxy statement is being provided to Cartica shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting to be held on October 3, 2025 and at any postponement or adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [ • ], 2025 to all shareholders of record of Cartica as of September 3, 2025, the Record Date for the Special Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m. Eastern Time, on October 3, 2025 at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Special Meeting

At the Special Meeting, Cartica shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Fourth Extension Amendment Proposal — To approve, by way of special resolution, the Fourth Extension Amendment and that the Charter be amended as set out in Annex A to this proxy statement;

2.	Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee, and appointment, of CBIZ to serve as our independent registered public accounting firm for the year ending December 31, 2025; and

3.	Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Cartica, you have a right to vote on certain matters affecting Cartica. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Ordinary Shares at the close of business on September 3, 2025 which is the Record Date for the Special Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,098,096 issued and outstanding Ordinary Shares, of which  6,098,096 Class A Ordinary Shares are held by Cartica public shareholders as well as our Sponsor, and 1,000,000 Class B Ordinary Shares are held by the Sponsor and current and former directors of the Board.

Recommendation of the Board

The Board unanimously recommends that you vote “For” each of these proposals.

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Special Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Quorum and Required Vote for the Proposals for the Special Meeting

The approval of the Fourth Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting. Holders of Founder Shares, including the Sponsor, who beneficially owns approximately 76.78% of Cartica’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, no Class A Ordinary Shares would be required to be present at the Special Meeting to achieve a quorum .

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Fourth Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

It is possible that Cartica will not be able to complete the Nidar Business Combination by the Fourth Charter Extension Date if the Fourth Extension Amendment Proposal is approved. In such event, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares - Shareholders of Record

If you are a Cartica shareholder of record, you may vote in person, by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Fourth Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 12:00 p.m. Eastern Time, on October 1, 2025.

Voting by Internet

Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone

If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares - Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Cartica. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team

Email: Spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 1, 2025.

You will receive a confirmation of your registration by email after Cartica receives your registration materials. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. Follow the instructions provided to vote. Cartica encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 and via the Internet. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may enter a new vote by Internet or telephone;

•	you may send a later-dated, signed proxy card to Cartica Acquisition Corp, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the America, 11th Floor, New York, NY 10105, Attn: Chief Executive Officer, so that it is received by Cartica’s Chief Executive Officer on or before the Special Meeting; or

•	you may attend the Special Meeting, revoke your proxy, and vote as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Fourth Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Charter, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Advantage Proxy, Inc., Cartica’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Fourth Extension Amendment Proposal and contingent upon the approval of the Fourth Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on October 1, 2025 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposals at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Prior to their exercising redemption rights, Cartica shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Cartica, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Fourth Extension Amendment Proposal is not approved, and the Nidar Business Combination is not completed on or before October 7, 2025, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Cartica’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Cartica’s shareholders in connection with the Fourth Extension Amendment Proposal.

Proxy Solicitation Costs

Cartica is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Cartica has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. Cartica and its directors, officers and employees may also solicit proxies on the Internet. Cartica will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Cartica will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Cartica will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Cartica shareholders. Directors, officers and employees of Cartica who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Cartica’s Directors and Officers

When you consider the recommendation of the Board, Cartica shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Cartica have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Cartica shareholders that they approve the Fourth Extension Amendment Proposal. Cartica shareholders should take these interests into account in deciding whether to approve the Fourth Extension Amendment Proposal:

•	if the Fourth Extension Amendment Proposal is not approved, and the Nidar Business Combination is not completed on or before October 7, 2025, the 1,000,000 Founder Shares held by the Sponsor and former directors of the Board and 4,750,000 Class A Ordinary Shares issued on conversion of a portion of the Founder Shares, which were acquired for an aggregate purchase price of $25,000 and 15,900,000 Private Placement Warrants, for which the Sponsor paid $15,900,000, will all be worthless (as the holders have waived liquidation rights with respect to such shares). Assuming such Founder Shares and Private Placement Warrants have a value equal to Class A Ordinary Shares and Public Warrants, respectively, such securities would have had an aggregate market value of approximately $[ • ] million based on the last sale price of approximately $[ • ] and $[ • ] of the Class A Ordinary Shares and warrants, respectively, on the OTCCID Basic Market on [ • ];

•	the fact that the Sponsor and Cartica’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve an initial business combination;

•	we pay the Sponsor a total of $16,666.67 per month in exchange for the Sponsor paying the annual salary of $200,000 to the Chief Financial Officer and Chief Operating Officer of the Company;

•	the fact that the Sponsor has loaned Cartica an aggregate of $[ • ] under promissory notes as of the date of this proxy statement, which may be further increased by one or more draws of up to $[ • ] under the promissory notes. The amounts outstanding under the notes are due on the earlier of the consummation of Cartica’s initial business combination or Cartica’s liquidation;

•	the fact that the holders of the Founder Shares, including the Sponsor and Cartica’s directors and officers, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the Founder Shares held by them and the Sponsor and Cartica’s officers and directors will not be reimbursed for any out-of-pocket expenses, if Cartica fails to complete an initial business combination on or before October 7, 2025, and the Fourth Extension Amendment Proposal is not approved. Accordingly, the Sponsor, Cartica’s officers and directors will lose their entire investment in Cartica if Cartica fails to complete an initial business combination on or before October 7, 2025, and the Fourth Extension Amendment Proposal is not approved;

•	the continued indemnification of Cartica’s existing directors and officers and the continuation of Cartica’s directors’ and officers’ liability insurance after a business combination; and

•	the fact that if the Trust Account is liquidated, including in the event Cartica is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Cartica to the extent necessary to preserve the proceeds in the Trust Account, provided that such obligation shall only apply to the extent necessary any such claims for services rendered or contracted for or products sold to Cartica, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.30 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay Cartica’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Cartica’s indemnity of the underwriters of Cartica’s initial public offering against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Fourth Extension Amendment Proposal is approved and Cartica consummates the Nidar Business Combination or another initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 - THE FOURTH EXTENSION AMENDMENT PROPOSAL

Overview

Cartica is proposing to amend its Charter to extend the date by which Cartica has to consummate a business combination to the Fourth Charter Extension Date so as to give Cartica additional time to complete the Nidar Business Combination or another initial business combination. The complete text of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

On June 30, 2023, Cartica held an extraordinary general meeting in lieu of an annual general meeting at which its shareholders approved, among other things, the First Extension.

On April 3, 2024, Cartica held another extraordinary general meeting in lieu of an annual general meeting of shareholders at which its shareholders approved, among other things, the Second Extension.

On June 24, 2024, Cartica entered into the Business Combination Agreement, by and among Cartica, Nidar, and the Merger Sub. Nidar is a data center provider for artificial intelligence and high-performance compute in India. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement, Merger Sub will merge with and into Cartica, with Cartica continuing as the Surviving Entity, followed by the merger of the Surviving Entity with and into Nidar, with Nidar continuing as the surviving company. As a result of the Nidar Business Combination, Nidar will continue as the parent/public company. For more information about the Nidar Business Combination, see Cartica’s Current Report on Form 8-K filed with the SEC on June 24, 2024, as well as the Registration Statement on Form F-4 filed by Nidar with the SEC on November 13, 2024, as amended, in connection with the Nidar Business Combination.

On December 31, 2024, Cartica, Nidar and Merger Sub entered into an amendment to the Business Combination Agreement to reflect the delisting of our securities from trading on Nasdaq. For more information about the Amendment, see Cartica’s Current Report on Form 8-K filed with the SEC on January 2, 2025.

On January 3, 2025, Cartica held another extraordinary general meeting of shareholders at which its shareholders approved, among other things, the Third Extension.

Without the Fourth Charter Extension, the Board believes that Cartica will not be able to complete the Nidar Business Combination on or before October 7, 2025. If that were to occur, Cartica would be forced to liquidate.

As contemplated by the Charter, the holders of Cartica’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Fourth Charter Extension is approved.

As of [ • ], the redemption price per share was approximately $[ • ] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[ • ] million as of [ • ] (including interest not previously released to Cartica to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on OTCID Basic Market on [ • ] was $[ • ]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[ • ] less price per share than if the shares were sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete the Nidar Business Combination on or before October 7, 2025.

You are not being asked to vote on the Nidar Business Combination at this time. If the Fourth Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when the Nidar Business Combination or another initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Fourth Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the Nidar Business Combination or another initial business combination before the Fourth Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Reasons for the Fourth Extension Amendment Proposal

Cartica’s Charter provides that Cartica has until October 7, 2025 to complete a business combination. Cartica and its officers and directors agreed that they would not seek to amend Cartica’s Charter to allow for a longer period of time to complete a business combination unless Cartica provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Cartica shareholders that the Fourth Charter Extension be obtained so that Cartica will have a limited additional amount of time to consummate the Nidar Business Combination. Without the Fourth Charter Extension, Cartica believes that Cartica will not be able to complete the Nidar Business Combination on or before October 7, 2025. If that were to occur, Cartica would be forced to liquidate.

The Fourth Extension Amendment Proposal is essential to allowing Cartica additional time to consummate the Nidar Business Combination. Cartica will not proceed with the Fourth Charter Extension if, on or before October 7, 2025, Cartica completes the Nidar Business Combination.

If the Fourth Extension Amendment Proposal is Not Approved

If the Fourth Extension Amendment Proposal is not approved, and the Nidar Business Combination is not completed on or before October 7, 2025, then, as contemplated by and in accordance with its Charter, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Founder Shares, including the Sponsor and the officers and directors of Cartica, have waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Cartica’s warrants, which will expire worthless in the event Cartica dissolves and liquidates the Trust Account.

If the Fourth Extension Amendment Proposal is Approved

If the Fourth Extension Amendment Proposal is approved, Cartica will file the special resolution approving the Fourth Extension Amendment Proposal and the amendment to the Charter, as set forth in Annex A hereto to extend the time it has to complete a business combination until the Fourth Charter Extension Date. Cartica will then continue to attempt to consummate the Nidar Business Combination until the Fourth Charter Extension Date, or until such earlier date as determined by the Board in its sole discretion. Cartica’s Class A Ordinary Shares and Public Warrants will remain publicly traded on the OTC during this time.

If the Fourth Extension Amendment Proposal is approved, the Sponsor and/or its designees will contribute to Cartica as a loan $[ • ] per Public Share that is not redeemed for each month (commencing on October 8, 2025 and on the 7th day of each subsequent month) until February 7, 2026 or portion thereof, that is needed to complete the Nidar Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Charter Extension and the length of the Extension Period that will be needed to complete the Nidar Business Combination. For example, if Cartica takes until February 7, 2026 to complete the Nidar Business Combination, the Sponsor and/or its designees would make aggregate Contributions of approximately $[ • ] for each Public Share that is not redeemed.

Any Contribution is conditioned upon the approval of the Fourth Charter Extension. No Contribution will occur if the Fourth Charter Extension is not approved. The amount of each Contribution will not bear interest and will be repayable by Cartica to the Sponsor or its designees upon consummation of its initial business combination. Cartica will have the sole discretion whether to continue extending for additional months until February 7, 2026. If Cartica opts not to utilize any remaining portion of the Extension Period, then Cartica will liquidate and dissolve promptly in accordance with its Charter, and its Sponsor’s obligation to make additional Contributions will terminate.

Redemption Rights

In connection with the approval of the Fourth Extension Amendment Proposal, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on October 1, 2025 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Fourth Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to their exercising redemption rights, Cartica shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Cartica, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Cartica does not consummate an initial business combination on or before October 7, 2025, and the Fourth Extension Amendment Proposal is not approved, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Cartica’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Cartica’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons that actually or constructively own 5 percent or more of Cartica’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Cartica’s securities, you should consult your tax advisor. This summary assumes that shareholders hold Cartica’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF CARTICA SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Cartica’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Fourth Extension Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption - In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “- Passive Foreign Investment Company Rules.” If Cartica is considered a “passive foreign investment company” for these purposes (which Cartica will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S.

Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii)  “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Cartica is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Cartica entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Cartica. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because Cartica is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above. Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Cartica’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Fourth Extension Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Fourth Extension Amendment Proposal and any redemption of your Public Shares.

Full Text of the Resolution to be Approved

“RESOLVED, by special resolution, that the date by which Cartica Acquisition Corp has to consummate a business combination be extended from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the Board) and that the Charter be amended by the deletion of the existing Article 163 and the insertion of the language as set out in full at Annex A, as a new Article 163, to be effective immediately”.

Vote Required for Approval

The approval of the Fourth Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Sponsor and all of our directors, executive officers and their affiliates have agreed to vote any Ordinary Shares owned and are entitled to vote an aggregate of 5,450,000 Ordinary Shares, representing approximately 76.78% of the Company’s issued and outstanding Ordinary Shares. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, even if no Public Shares are voted in favor of such proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE FOURTH EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

On April 28, 2025, the Company was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered public accounting firm. On April 28, 2025, following the approval of the audit committee of the Company’s Board, CBIZ was engaged, effective immediately, as the Company’s independent registered public accounting firm.

On November 1, 2024, CBIZ, previously known as Mayer Hoffman McCann P.C., purchased the attest business assets of Marcum, and substantially all of the partners and staff that provided attestation services for Marcum joined CBIZ. The services previously provided by Marcum to the Company will be provided by CBIZ.

The reports of Marcum regarding the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that, the report for the fiscal year ended December 31, 2024 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and through April 28, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During the fiscal years ended December 31, 2024 and 2023, and through April 28, 2025, the date of Marcum’s resignation, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company is asking the shareholders to ratify the audit committee’s selection and appointment of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the audit committee may reconsider the selection of CBIZ as the Company’s independent registered public accounting firm.

Marcum has audited the Company’s financial statements for the fiscal years ended December 31, 2024, 2023, and 2022.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of the Company’s annual financial statements and other required filings with the SEC for the years ended December 31, 2024 and December 31, 2023, totaled approximately $226,093 and $140,603, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2024 and December 31, 2023, the Company did not pay Marcum any audit-related fees.

Tax Fees

The Company’s independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees. The Company did not pay Marcum or CBIZ for any other services for the year ended December 31, 2024 and December 31, 2023.

Pre-Approval Policy

The Company’s audit committee pre-approves all auditing services and permitted non-audit services to be performed for the Company by the auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Full Text of the Resolution to be Approved

The full text of the ordinary resolution is as follows: “RESOLVED, as an ordinary resolution, that the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.”

Vote Required for Approval

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Cartica’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Fourth Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Fourth Extension Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairperson of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and all of our directors, executive officers and their affiliates have agreed to vote any Ordinary Shares owned and are entitled to vote an aggregate of 5,450,000 Ordinary Shares, representing approximately 76.78% of the Cartica’s issued and outstanding Ordinary Shares. Accordingly, the Sponsor will be able to approve the Adjournment Proposal, even if no Public Shares are voted in favor of such proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by Cartica to be the beneficial owner of more than 5% of the outstanding Ordinary Shares;

•	each of Cartica’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all Cartica’s executive officers and directors as a group.

In the table below, percentage ownership is based on 7,098,096 Ordinary Shares, consisting of (i) 6,098,096 Class A Ordinary Shares and (ii) 1,000,000 Class B Ordinary Shares, issued and outstanding as of the Record Date. On all matters to be voted upon, except for the election of directors, holders of Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, unless otherwise required by applicable law. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, Cartica believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

	Class A Ordinary Shares		Class B Ordinary Shares
Approximate
	Number of		Number of		Percentage
	Shares	Approximate	Shares	Approximate	of Outstanding
	Beneficially	Percentage	Beneficially	Percentage	Ordinary
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned	of Class	Shares
Suresh Singamsetty, Chief Investment Officer and Director	—	—	—	—	—
Kishore Kondragunta, Director	—	—	—	—	—
Rana Gujral, Director	—	—	—	—	—
Suresh Guduru, Chief Executive Officer and Chairman(2)	4,750,000	77.89%	700,000	70%	76.78%
John F. Levy, Director	—	—	—	—	—
C. Brian Coad, Chief Operating Officer and Chief Financial Officer	—	—	—	—	—
All executive officers and directors as a group (six individuals)	4,750,000	77.89%	700,000	70%	76.78%
5% Shareholders
Cartica Acquisition Partners, LLC, our Sponsor (3)	4,750,000	77.89%	700,000	70%	76.78%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is Cartica Acquisition Corp, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

(2)	These shares represent the Class A Ordinary Shares and the Class B Ordinary Shares held by the Sponsor. The Sponsor acquired the Class B Ordinary Shares pursuant to a securities subscription agreement dated February 9, 2021 by and between Cartica and the Sponsor. Mr. Guduru is Cartica’s Chief Executive Officer and Director, and is the Managing Member of Namaste Universe Sponsor LLC, a majority owner of the Sponsor. Mr. Guduru is also the Managing Member of the Sponsor, and accordingly, may be deemed to have beneficial ownership of such shares held by the Sponsor. Mr. Guduru disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3)	The Sponsor, Cartica Acquisition Partners, LLC, is the record holder of 700,000 Class B Ordinary Shares and 4,750,000 Class A Ordinary Shares converted on a one-for-one basis from 4,750,000 Class B Ordinary Shares on June 29, 2023. The managing member of the Sponsor is Suresh Guduru. Accordingly, Suresh Guduru may be deemed to have beneficial ownership of such shares held by the Sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Fourth Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Fourth Charter Extension Date to consider and vote upon approval of the Nidar Business Combination. Accordingly, if we consummate the Nidar Business Combination, our next annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Fourth Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Nidar Business Combination before the Fourth Charter Extension Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless Cartica has received contrary instructions, Cartica may send a single copy of this proxy statement to any household at which two or more shareholders reside if Cartica believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Cartica’s expenses. However, if shareholders prefer to receive multiple sets of Cartica’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Cartica’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact Cartica at the following address and e-mail address:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

11th Floor
New York, NY10105
Attention: Suresh Guduru
Tel: (202) 741-3677
Email: sguduru@carticaspac.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Cartica files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Cartica’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Cartica’s filings with the SEC (excluding exhibits) at no cost by contacting Cartica at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Cartica’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Cartica at the following address and e-mail address:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

11th Floor
New York, NY10105
Attention: Suresh Guduru
Tel: (202) 741-3677
Email: sguduru@carticaspac.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Cartica’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

In order to receive timely delivery of the documents in advance of the Special Meeting, Cartica shareholders must make your request for information no later than September 26, 2025. If you request any documents from Cartica, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF
CARTICA ACQUISITION CORP

[•], 2025

RESOLVED, as special resolutions, that:

(i) The date by which Cartica Acquisition Corp has to consummate a business combination be extended from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the Board) and that the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended as set out in (ii) and (iii) below.

(ii) Article 163(a) of the Articles of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate an initial Business Combination within 49 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up, dissolution and liquidation of the Company;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, wind up, dissolve and liquidate subject in the case of sub-articles (a) and (b), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

(iii) Article 163(b) of the Articles of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within the 49 month period following the closing of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles; or

(b)  with respect to any other provision relating to the rights of holders of Class A Shares or pre-initial business combination activity,

each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.

Annex A-1

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED SEPTEMBER 16, 2025

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

CARTICA ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Suresh Guduru and C. Brian Coad (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of shareholders (the “Special Meeting”) of Cartica Acquisition Corp (“Cartica”) to be held on October 3, 2025, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will be permitted to attend the Special Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Special Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Suresh Guduru, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105.   If attending online, upon receipt of such confirmation, the webcast information for the Special Meeting will be provided to you. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on October 3, 2025:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on March 231, 2025  and the proxy statement is available at
[ • ].

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 (IF PRESENTED). PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

CARTICA ACQUISITION CORP — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 (IF PRESENTED).	Please mark votes as ☒ indicated in this example

(1) The Fourth Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Cartica has to consummate a business combination be extended from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the board of directors) and that the Amended and Restated Memorandum of Association and Articles of Association of Cartica be amended as set out in Annex A to the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(2) The Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by Cartica’s audit committee, and appointment, of CBIZ CPAs P.C. to serve as Cartica’s independent registered public accounting firm for the year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2025

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~